Exhibit 99.1

PRESS RELEASE

Autoliv Board of Directors approves renewal of EMTN Programme

(Stockholm, Sweden, February 19, 2021) – The Funding Committee of the Board of Directors of Autoliv, Inc. (NYSE: ALV and SSE: ALIVsdb) (the “Company”) approved today the renewal for one year of its €3,000,000,000 guaranteed euro medium term note programme (the “EMTN Programme”), which was originally established on April 11, 2019.

The renewal of the EMTN Programme will allow the Company to take advantage of the funding opportunities provided by the capital markets and institutional investors through the future issuance of notes (the “Notes”). The Notes issued by the Company under the EMTN Programme will be unconditionally and irrevocably guaranteed by the Company’s parent, Autoliv ASP, Inc. (the “Guarantor”).

The base listing particulars dated February 19, 2021 (the “Base Listing Particulars”), which has been prepared by the Company and the Guarantor in connection with the EMTN Programme, has been approved by Euronext Dublin and is available for viewing on the website of Euronext Dublin (http://www.ise.ie).

Inquiries

Treasury: Pär-Ola Wirenlind, Tel +46 (0) 7 030 332 78

Investors & Analysts: Anders Trapp, Tel +46 (0) 8 587 206 71

About Autoliv

Autoliv, Inc. is the worldwide leader in vehicle safety systems, and through our subsidiaries we develop, manufacture and market protective systems, such as airbags, seatbelts, steering wheels and pedestrian protection systems for all major automotive manufacturers in the world. In 2020, our products saved over 33,000 lives each year and prevented ten times as many severe injuries.

Our more than 68,000 associates in 27 countries are passionate about our vision of Saving More Lives and quality is at the heart of everything we do. We have 14 technical centers, with 20 test tracks. Sales in 2020 amounted to US $ 7,447 million. The shares are listed on the New York Stock Exchange (NYSE: ALV) and the Swedish Depository Receipts on Nasdaq Stockholm (ALIV sdb). For more information go to www.autoliv.com.

Important Information

NOTHING IN THIS COMMUNICATION CONSTITUTES AN OFFER OF SECURITIES FOR SALE IN THE UNITED STATES OR ANY OTHER JURISDICTION WHERE IT IS UNLAWFUL TO DO SO. THE SECURITIES REFERRED TO IN THE BASE LISTING PARTICULARS (THE “SECURITIES”) HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES, AND THE SECURITIES MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE OR LOCAL SECURITIES LAWS.

Autoliv Inc.

Box 70381, 107 24 Stockholm, Sweden

Visiting address: World Trade Center,

Klarabergsviadukten 70, B7, 111 64 Stockholm

Phone: +46 (0)8 587 20600

E-mail: gabriella.ekelund@autoliv.com

Safe Harbor Statement

This report contains statements that are not historical facts but rather forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those that address activities, events or developments that Autoliv, Inc. or its management believes or anticipates may occur in the future. All forward-looking statements are based upon our current expectations, various assumptions and data available from third parties. Our expectations and assumptions are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that such forward-looking statements will materialize or prove to be correct as forward-looking statements are inherently subject to known and unknown risks, uncertainties and other factors which may cause actual future results, performance or achievements to differ materially from the future results, performance or achievements expressed in or implied by such forward-looking statements. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those set out in the forward-looking statements, including general economic conditions and fluctuations in the global automotive market. For any forward-looking statements contained in this or any other document, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we assume no obligation to update publicly or revise any such statements in light of new information or future events, except as required by law.

Autoliv Inc.

Box 70381, 107 24 Stockholm

Visiting address: World Trade Center,

Klarabergsviadukten 70, B7, 111 64 Stockholm

Phone: +46 (0)8 58720600